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EXHIBIT 10.1 - WARRANT AGREEMENT

                                WARRANT AGREEMENT

         AGREEMENT, dated this 12th day of June 2003 by and between ACTION PRODUCTS INTERNATIONAL, INC., a Florida corporation (the "Company"), and REGISTRAR AND TRANSFER COMPANY, as Warrant Agent (the "Warrant Agent").

            WHEREAS, each record holder of the Company's common stock, $0.001 par value (the "Common Stock"), on the record date of June 12, 2003 (the "Record Date"), will receive one (1) warrant (a "Warrant") to purchase an additional share of the Company's Common Stock for each one (1) share of Common Stock held on the Record Date at an exercise price as determined herein; and

            WHEREAS, the Warrants shall be exercisable for a one (1) year period from the date hereof (the "Effective Date") unless earlier redeemed as provided herein; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of certificates representing the Warrants and the exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the following meanings, unless the context shall otherwise require:

               "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located on the date hereof at 10 Commerce Drive, Cranford, New Jersey 07016.

               "Exercise Date" shall mean as to any Warrant, the date on which the Warrant Agent shall have received both (a) the Warrant Certificate representing such Warrant, with the Exercise Form thereon duly executed by the Registered Holder hereof with such Registered Holder's signature guaranteed, and
(b) payment in cash or by bank or cashier's check made payable to the Warrant Agent for the account of the Company, of the amount in lawful money of the United States of America equal to the applicable Exercise Price.

               "Exercise Price" shall mean $2.00 per share of Common Stock, if the Exercise Date is after the Effective Date but on or before June 11, 2004 subject to modification and adjustment as provided in Section 8.

               "Expiration Date" shall mean, unless the Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:00 p.m. (Eastern time) on June 11, 2004.

               "Registered  Holder"  shall  mean the  person  in whose  name any
certificate   representing  the  Warrants  shall  be  registered  on  the  books maintained by the Warrant Agent pursuant to Section 6.


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               "Warrant Certificate" shall mean a certificate  representing each of the Warrants substantially in the form annexed hereto as Exhibit A.

         2. WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

               (a) Each Warrant shall entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Exercise Price therefor from the Effective Date until the Expiration Date one (1) share of Common Stock upon the exercise thereof, subject to modification and adjustment as provided in Section 8.

               (b) From time to time,  up to the  Expiration  Date,  the Warrant
Agent shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement. No Warrant Certificates shall be issued except (i) Warrant Certificates initially issued hereunder, (ii) those issued on or after the Effective Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) Warrant Certificates issued upon any transfer or exchange of Warrants, (iv) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7, and
(v) at the option of the Company, Warrant Certificates in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Exercise Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the redemption price therefor made pursuant to Section 9 hereof.

         3. FORM AND EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or market on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates). Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

         4. EXERCISE.

               (a) Warrants may be exercised commencing at any time on or after the Effective Date, but not after the Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, provided that the Warrant
Certificate representing such Warrant, with the Exercise Form thereon duly executed by the Registered Holder thereof with such Registered Holder's signature guaranteed, together with payment in cash or by bank or cashier's


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check made payable to the order of the Company, of an amount in lawful money, of the United States of America equal to the applicable Exercise Price, has been received in good funds by the Warrant Agent or the Company. If received by the Company, the Company shall deliver the original Warrant Certificate and Exercise Form to the Warrant Agent as soon as practicable. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of such securities as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date and in any event within five business days after such date, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and shall cause all payments of an amount in cash or by check made payable to the order of the Company, equal to the Exercise Price, to be deposited promptly in the Company's bank account.

               (b) If any Warrants are exercised which exercise was solicited by a broker-dealer with whom the Company agreed in writing to pay a solicitation fee for exercise of the Warrant (a "Broker-Dealer"), then the soliciting Broker-Dealer shall be entitled to receive from the Company upon exercise of each of the Warrants so exercised, a fee of not less than six percent (6%) and not greater than ten percent (10%), the exact percentage to be determined by a separate agreement between the Company and the Broker-Dealer, of the aggregate price of the Warrants so exercised (the "Exercise Fee"); provided, that, at the time of exercise, (i) the market price of the Company's Common Stock is equal to or greater than the Exercise Price, (ii) the Broker-Dealer is a member of the National Association of Securities Dealers, Inc., (iii) the Warrant is not held in a discretionary account, unless prior specific written approval for exercise has been received by the Broker-Dealer from its customer, (iv) disclosure of the compensation arrangement is made in documents provided to the holders of the Warrants, and (v) the solicitation of the Warrant is not in violation of Regulation M promulgated under the Securities Exchange Act of 1934, as amended. Within five (5) days after the end of each month, the Warrant Agent will notify the Company of each Warrant Certificate which has been properly completed for exercise by holders of Warrants during the last month. The Warrant Agent will provide the Company with such information, in connection with the exercise of each Warrant, as the Company shall reasonably request. In the event that an Exercise Fee is paid to a Broker-Dealer with respect to a Warrant which was not properly completed for exercise or in respect of which such Broker-Dealer is not entitled to an Exercise Fee, such Broker-Dealer will return such Exercise Fee to the Company.

               (c) The Company shall not be obligated to issue any fractional share interests or fractional warrant interests upon the exercise of any Warrant or Warrants, nor shall it be obligated to issue scrip or pay cash in lieu of fractional interests. Any fractional interest shall be rounded up to the nearest whole figure.

               (d) Anything in this Section 4 notwithstanding, no Warrant will be exercisable unless at the time of exercise the Company has filed with the Securities and Exchange Commission, and there shall be then effective, a registration statement under the Securities Act of 1933, as amended (the "Act") covering the offer and sale of the shares of Common Stock issuable upon exercise of such Warrant and such offer and sale of the shares have been so registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of such Warrant.

               (e) In addition, if it is required by law and upon instruction by the Company, the Warrant Agent will deliver to each Registered Holder a prospectus that complies with the provisions of Section 5 of the Securities Act, as amended, and the Company agrees to supply the Warrant Agent with a sufficient number of prospectuses to effectuate that purpose.



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         5. RESERVATION OF SHARES; PAYMENT OF TAXES.

               (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issuance thereof.

               (b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

         6. EXCHANGE AND REGISTRATION OF TRANSFER.

               (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants or may be transferred in whole or in part. Warrant Certificates to be so exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and, upon satisfaction of the terms and conditions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

               (b) The Warrant Agent shall keep, at its Corporate Office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

               (c) With respect to any Warrant Certificates presented for registration of transfer, or for exchange or exercise, the Exercise Form or Assignment Form, as the case may be, on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder thereof with such Registered Holder's signature guaranteed.

               (d) A service charge may be imposed by the Warrant Agent for any exchange, registration or transfer of Warrant Certificates.

               (e) All Warrant Certificates surrendered for exercise or for exchange shall be promptly canceled by the Warrant Agent.

               (f) Prior to due presentment for registration or transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.



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         7. LOSS OR  MUTILATION.  Upon  receipt by the  Company  and the Warrant
Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new
Warrant  Certificate   representing  an  equal  aggregate  number  of  Warrants.
Applicants for a substitute Warrant Certificate shall also comply with such other reasonable requests and pay such other reasonable costs and expenses as the Warrant Agent may impose.

         8. ADJUSTMENTS OF NUMBER AND KIND OF SHARES PURCHASABLE AND EXERCISE PRICE. The number and kind of securities or other property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of any of the following events:

               (a) In case the Company shall (i) pay a dividend in, or make a distribution of, shares of capital stock on its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of such shares or (iii) combine its outstanding shares of Common Stock into a smaller number of such shares, the total number of shares of Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the holder of any Warrant Certificate thereafter surrendered for exercise shall be entitled to receive at the same aggregate Exercise Price the number of shares of capital stock (of one or more classes) which such holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised in full immediately prior to the record date with respect to such event. Any adjustment made pursuant to this subsection shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this subsection, the holder of any Warrant Certificate thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

               (b) In the event of a capital reorganization or a reclassification of the Common Stock (except as provided in subsection a. above or subsection b. below), any Registered Holder, upon exercise of Warrants, shall be entitled to receive, in substitution for the Common Stock to which they would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company (or cash) that he would have been entitled to receive at the same aggregate Exercise Price upon such reorganization or reclassification if such Warrants had been exercised immediately prior to the record date with respect to such event; and in any such case, appropriate provision (as determined by the Board of Directors of the Company, whose determination shall be conclusive and shall be evidenced by a certified Board resolution filed with the Warrant Agent) shall be made for the application of this subsection with respect to the rights and interests thereafter of the Registered Holders (including but not limited to the allocation of the Exercise Price between or among shares of classes of capital stock), to the end that this subsection (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Exercise Price thereof) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property (or cash) thereafter deliverable upon the exercise of the Warrants.



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               (c)  Whenever  the  number of  shares  of  Common  Stock or other securities purchasable upon exercise of a Warrant is adjusted as provided in this Section, the Company will promptly file with the Warrant Agent a certificate signed by a Chairman or co-Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of securities or other property purchasable upon exercise of a Warrant, as so adjusted, stating that such adjustments in the number or kind of shares or other securities or property conform to the requirements of this Section, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company, or the Warrant Agent at the Company's request, will deliver, by first-class, postage prepaid mail, a brief summary thereof (to be supplied by the Company) to the registered holders of the outstanding Warrant Certificates; provided, however, that failure to file or to give any notice required under this subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section.

               (d) In case of any consolidation of the Company with, or merger of the Company into, another corporation or entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety, the corporation or entity formed by such consolidation or merger or the corporation or entity which shall have acquired such assets, as the case may be, shall execute and deliver to the Warrant Agent a supplemental warrant agreement providing that the holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this subsection shall similarly apply to successive consolidations, mergers, sales or transfers. The Warrant Agent shall not be under any responsibility to determine the correctness of any provision contained in any such supplemental warrant agreement relating to either the kind or amount of shares of stock or securities or property (or cash) purchasable by holders of Warrant Certificates upon the exercise of their Warrants after any such consolidation, merger, sale or transfer or of any adjustment to be made with respect thereto, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a certificate of a firm of independent certified public accountants (who may be the accountants regularly employed by the Company) with respect thereto.

               (e) Irrespective of any adjustments in the number or kind of shares issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant Certificates initially issuable pursuant to this Agreement.

               (f) The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Audit Committee of said Board, and not disapproved by the Warrant Agent, to make any computation required under this Section, and a certificate signed by such firm shall, in the absence of fraud or gross negligence, be conclusive evidence of the correctness of any computation made under this Section.

               (g) For the purpose of this Section 8, the term "Common Stock" shall mean (i) the Common Stock or (ii) any other class of stock resulting from successive changes or reclassifications of



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such Common Stock  consisting  solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section, and all other provisions of this Agreement, with respect to the Common Stock, shall apply on like terms to any such other shares.

               (h) Before taking any action that would cause an adjustment pursuant to Section 8 hereof reducing the portion of the Exercise Price required to purchase one share of capital stock below the then par value (if any) of a share of such capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such capital stock.

         9. REDEMPTION.

               (a) Commencing on the Effective Date, the Company may, on twenty-one (21) days' prior written notice redeem all the Warrants at $0.001 per Warrant. All Warrants must be redeemed if any are redeemed.

               (b) In the event the Company exercises its right to redeem all of the Warrants, it shall give or cause to be given notice to the Registered Holders of the Warrants, by mailing to such Registered Holders a notice of redemption, first class, postage prepaid, not later than the twenty-first (21st) day before the date fixed for redemption, at their last address as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

               (c) The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where the Warrant Certificate shall be delivered and the redemption price shall be paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

               (d) From and after the Redemption Date, all rights of the Registered Holders (except the right to receive the redemption price) shall terminate, but only if (i) no later than one day prior to the redemption date the Company shall have irrevocably deposited with the Warrant Agent as paying agent a sufficient amount to pay on the Redemption Date the redemption price for all Warrants called for redemption and (ii) the notice of redemption shall have stated the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent no later than one day prior to the Redemption Date.

               (e) The Warrant Agent shall pay to the holders of record of redeemed Warrants all monies received by the Warrant Agent for the redemption of Warrants to which the holders of record of such redeemed Warrants who shall have surrendered their Warrants are entitled.



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

               (f) Any amounts deposited with the Warrant Agent that are not required for redemption of Warrants may be withdrawn by the Company. Any amounts deposited with the Warrant Agent that shall be unclaimed after three (3) months after the redemption date may be withdrawn by the Company, and thereafter the holders of the Warrants called for redemption for which such funds were deposited shall look solely to the Company for payment. The Company shall be entitled to the interest, if any, on funds deposited with the Warrant Agent and the holders of redeemed Warrants shall have no right to any such interest.

               (g) Any right to exercise a warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. The redemption price payable to the Registered Holders shall be mailed to such persons at their addresses of record.

         10. CONCERNING THE WARRANT AGENT.

               (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

               (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment to the Warrant provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same, it shall not (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct.

               (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

               (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board of Directors, Vice-Chairman or Secretary (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

               (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; the Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's gross negligence or willful misconduct.

                  (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving 60 days prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation the Company shall appoint in writing a new warrant agent. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

               (g) Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new warrant agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

         11. RIGHTS OF REGISTERED HOLDERS. No Registered Holder, as such, shall have any rights of a shareholder of the Company, either at law or equity, and the rights of the Registered Holders, as such, are limited to those rights expressly provided in this Agreement or in the Warrant Certificates. The Company and the Warrant Agent may treat the registered Registered Holder in respect of any Warrant Certificates as the absolute owner thereof for all purposes notwithstanding any notice to the contrary.

         12. MODIFICATION OF AGREEMENT. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement without the approval of any holders of Warrants (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; or (iii) which may be required by law; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered except with the consent in writing of the Registered Holders representing not less than 50% of the Warrants then outstanding; provided, further, that no change in the number of the securities purchasable upon the exercise of any Warrant, or an increase in the Exercise Price therefor, shall be, made without the consent in writing of the Registered Holder of the Warrant Certificate, other than such changes as are specifically permitted or prescribed by this Agreement as originally executed.

         13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or five days after mailed first-class postage prepaid, or upon receipt when sent by facsimile, with confirmation received, if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company at:

         Action Products International, Inc.
         390 North Orange Avenue, Suite 2185
         Orlando, Florida 32801
         Attn: Ronald S. Kaplan

         With a copy to:

         Raice Paykin & Krieg, LLP
         185 Madison Avenue, 10th Floor
         New York, New York 10016
         Attn: James G. Smith, Esq.

or at such other address as may have been furnished to the Warrant Agent in writing by the Company, and if to the Warrant Agent, at its Corporate Office.

         14. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of laws. In the event the Company, the Warrant Agent or any Registered Holder commences any litigation, proceeding or other legal action in connection with or relating to this Agreement or any matters described or contemplated herein, the Company, the Warrant Agent and the Registered Holders hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the County of Orange, State of Florida, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in such court; and (c) agree to waive to the full extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum.

         15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the holders from time to time of Warrant Certificates or any of them. Except as hereinafter stated, nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose upon any other person any duty, liability or obligation.

         16. TERMINATION. This Agreement shall terminate at the Expiration Time or such earlier date upon which all Warrants have been exercised or surrendered, except that the Warrant Agent shall account to the Corporation for cash held by it and the provisions of Section 8 hereof shall survive such termination.

         17. INTEGRATION. As of the date hereof, this Agreement contains the entire and only agreement, understanding, representation, condition, warranty or covenant between the parties hereto with respect to the matters herein, supersedes any and all other agreements between the parties hereto relating to such matters, and may be modified or amended only by a written agreement signed by both parties hereto.

         18.   COUNTERPARTS.   This   Agreement   may  be  executed  in  several
counterparts, which taken together shall constitute a single document.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       ACTION PRODUCTS INTERNATIONAL, INC.


                                       By: /s/ Ronald S. Kaplan
                                           -----------------------------------
                                           Ronald S. Kaplan
                                           Chief Executive Officer

                                       REGISTRAR AND TRANSFER COMPANY


                                       By: /s/ William P. Tatler
                                           -----------------------------------
                                           Name: William P. Tatler
                                           Title: Vice President

EXHIBIT A


No. _______                                 VOID AFTER 5:00 P M on June 11, 2004


_________ WARRANTS


                        REDEEMABLE WARRANT CERTIFICATE TO
                         PURCHASE SHARES OF COMMON STOCK

                       ACTION PRODUCTS INTERNATIONAL, INC.



NO.  _______                                                   CUSIP:


         THIS CERTIFIES THAT, FOR VALUE RECEIVED _____________________ or registered assigns (the "Registered Holder") is the owner of the number of Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $0.001 par value, of Action Products International, Inc., a Florida corporation (the "Company"), at any time from June 12, 2003 and prior to the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Exercise Form on the reverse hereof duly executed, at the corporate office of Registrar and Transfer Company, as Warrant Agent, or its successor (the "Warrant Agent"), or the Company, accompanied by the Exercise Price (as defined below), in lawful-money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated June 12, 2003, by and between the Company and the Warrant Agent.

         In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The term "Expiration Date" shall mean 5:00 P.M. (New York time) on June 11, 2004. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

         Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.001 per Warrant, at any time commencing after June 12, 2003. Notice of redemption shall be given not later than the twenty-first (21st) day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to this Warrant except to receive the $0.001 per Warrant upon surrender of this Certificate.

         Prior to due presentment for registration or transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of laws.

         This Warrant Certificate is not, valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized.

Dated:

                                       ACTION PRODUCTS INTERNATIONAL, INC.


                                       By:
                                           -----------------------------------
                                           Ronald S. Kaplan
                                           Chief Executive Officer


                                       By:
                                           -----------------------------------
                                           Robert L. Burrows
                                           Secretary


COUNTERSIGNED:

REGISTRAR AND TRANSFER COMPANY
as Warrant Agent

By:
    ------------------------------
         Authorized Officer

                                  EXERCISE FORM

To Be Executed by the Registered Holder in Order to Exercise Warrant

The undersigned Registered Holder hereby irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER


                  ---------------------------------------

                  ---------------------------------------


                  ---------------------------------------
                  (please print or type name and address)


and be delivered to:

                  ---------------------------------------

                  ---------------------------------------

                  ---------------------------------------
                  (please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

IMPORTANT: PLEASE CHECK WHICH IS APPLICABLE:

[  ]  The exercise of this Warrant was solicited by:

                                           (name of individual broker)
      ------------------------------------

                                           (name of firm)
      ------------------------------------

[  ]  The exercise of this Warrant was not solicited.
      Dated: _____________, 200__

                                        X
                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Name

                                        X
                                            ------------------------------------
                                            Signature Guaranteed

                                 ASSIGNMENT FORM
                                 ---------------

To Be Executed by the Registered Holder in Order to Assign Warrants

         FOR  VALUE  RECEIVED,  ______________________________,   hereby  sells,
assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

--------------------------------------

--------------------------------------

--------------------------------------
(please print or type name and address)

_______________________________________________________    of    the    Warrants
represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ___________________, 200____

                                        X
                                            ------------------------------------
                                            Signature

                                        X
                                            ------------------------------------
                                            Signature Guaranteed

----------------------

THE SIGNATURE TO THE ASSIGNMENT OR THE EXERCISE FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE MEDALLION GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR BOSTON STOCK EXCHANGE, WHO IS A MEMBER OF THE MEDALLION PROGRAM.